Exhibit 10.2

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(February 1, 2016)

This Amendment to Terminaling Services Agreement is made as of the 1st day of February, 2016 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.            Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.            Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.            Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.            Amendments.

2.1            Stipulated Volumes. Schedule B of the Agreement shall be amended to reduce the Stipulated Volumes at the Albany Terminal Facility by 150,000 barrels effective February 1, 2016.

3.            No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name: Ken Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeff Call
Name: Jeff Call
Title: President

AMENDED SCHEDULE B

(Effective as of February 1, 2016)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Salisbury	St. Louis	Total
Stipulated Volumes/bbl	612,062	853,900	N/A	78,400	101,178	1,779,779	664,107	251,618	433,000	147,123		4,921,167 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl									500			500
Asphalt Stipulated Volumes/bbl				165,000							347,820	512,820

This Amended Schedule B reflects all revisions to the Agreement as of February 1, 2016.